Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Blue Line Protection Group, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2014 as filed with the Securities and Exchange Commission (the "Report"), Sean Campbell, the Principal Executive and Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


May 15, 2019                           /s/ David Lamadrid
                                       ----------------------------------------
                                       David Lamadrid
                                       Principal Executive and Financial
                                       Officer